As filed with the Securities and Exchange Commission on January 4, 2018
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21421
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104
(Address of principal executive offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2017
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary,

Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Real Estate Securities Income Fund Inc.

Annual Report

October 31, 2017

Contents

President’s Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	11

FINANCIAL HIGHLIGHTS/PER SHARE DATA	23

Report of Independent Registered Public Accounting Firm	25
Distribution Reinvestment Plan for the Fund	26
Directory	29
Directors and Officers	30
Proxy Voting Policies and Procedures	40
Quarterly Portfolio Schedule	40
Report of Votes of Stockholders	41
Board Consideration of the Management Agreement	42

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present to you this annual report for Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) for the 12 months ended October 31, 2017. The report includes a portfolio commentary, as well as an audited listing of the Fund’s investments and financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

During the reporting period, the Fund conducted a tender offer pursuant to the terms of a tender offer program announced in July 2016. On January 9, 2017, the Fund purchased 8,368,176 shares of common stock, representing approximately 15% of its then-outstanding common stock, at a price of $5.81 per share, which represented 98% of the net asset value (“NAV”) per share on that day. In January, the Fund also commenced the first of two 12-week measurement periods that would be conducted during 2017 under its tender offer program. On March 30, 2017, the Fund announced that its common stock traded at an average daily discount to net asset value per share of -9.86% for the first 12-week measurement period ended March 28, 2017. Accordingly, the Fund was not required to conduct a tender offer.

On April 12, 2017, the Fund redeemed all of its issued and outstanding Mandatory Redeemable Preferred Shares (“MRPS”) at a redemption price equal to the liquidation value of $25,000 per share, plus any accumulated but unpaid distributions. The MRPS redemption was funded by $25 million in additional borrowings under the Fund’s credit facility. At the time of the MRPS redemption, the blended interest rate for the Fund’s credit facility was less than the MRPS 4% coupon. The Fund does not expect its redemption of the MRPS and related borrowings to have a material impact on the amount of leverage it employs.

On May 31, 2017, the Fund announced an increase in its monthly distribution rate to $0.045 per share of common stock from the prior monthly distribution rate of $0.04 per share. This distribution rate increase is an additional step in a series of discount mitigation measures the Fund has undertaken in an ongoing effort to improve stockholder value.

On July 10, 2017, the Fund commenced the second 12-week measurement period under its tender offer program. On October 3, 2017, the Fund announced that over the period ended October 2, 2017, its common stock traded at an average daily discount to net asset value per share of -6.99%. Accordingly, the Fund was not required to conduct a tender offer.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman Real Estate Securities Income Fund Inc. generated a 6.78% total return on a net asset value (NAV) basis for the 12 months ended October 31, 2017 and underperformed its benchmark, the FTSE NAREIT All Equity REITs Index, which provided a 8.23% return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance during the reporting period.

The U.S. stock market generated very strong results during the reporting period. Supporting the market were corporate profits that generally exceeded expectations, strengthening global growth and overall robust demand. These factors more than offset the potential headwinds from the U.S. Federal Reserve (Fed) tightening monetary policy, stalled fiscal policy initiatives and several geopolitical issues. The overall U.S. stock market, as measured by the S&P 500® Index, returned 23.63% for the 12-month period—reaching numerous all-time record highs. Comparatively, real estate investment trusts (REITs) lagged the broader U.S. stock market, as measured by the S&P 500 Index. This was partially due to periods of weak investor demand amid rising short term interest rates.

Stock selection contributed to, while sector allocation detracted from, relative results during the reporting period. The sectors that detracted the most from the Fund’s performance from a stock selection perspective were Lodging/Resorts, Apartments and Specialty. Conversely, Shopping Centers, Regional Malls and Mortgage Home Financing were the largest contributors in terms of stock selection. In terms of sector positioning, an overweight to Shopping Centers, along with underweights to Infrastructure REITs and Data Centers, were the largest headwinds for results. On the upside, an overweight to Lodging/Resorts and underweights to Free Standing and Health Care were the most beneficial for performance.

Several adjustments were made to the portfolio during the reporting period. We increased the Fund’s allocations to the Infrastructure REITs, Diversified and Mortgage Home Financing sectors, while reducing its exposures to the Shopping Center, Health Care and Mortgage Commercial Financing sectors. The Fund ended the reporting period with roughly 43% of its total investments in REITs preferred shares, which helped us with the Fund’s dual objectives of income generation and price appreciation.

We anticipate seeing relatively modest economic growth in 2018 as a whole. Turning to the Fed, we believe it will likely take a measured approach in terms of tightening monetary policy and reducing its balance sheet. After moving higher following the U.S. presidential election, longer-term interest rates have declined thus far in 2017, balancing expectations for improved economic growth with some level of political uncertainty. In our opinion, improved business and consumer confidence, potential fiscal stimulus and modest inflation will continue and should be supportive for the U.S. commercial property market. We believe real estate companies with sustainable cash flows and dividend growth have the potential to perform well. We also believe property types such as office, single family rentals, data centers and infrastructure will likely lead the market in terms of rental rate and cash flow growth. Data center and cell tower assets, in our view, will continue to benefit from increased mobile data usage and cloud migration as secular tailwinds for demand.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
Real Estate Securities Income Fund	NRO

SECTOR DIVERSIFICATION
(as a % of Total Investments*)
Equity Apartments	3.7%
Equity Data Centers	5.9
Equity Diversified	11.1
Equity Free Standing	0.8
Equity Health Care	6.4
Equity Industrial	6.8
Equity Lodging/Resorts	9.5
Equity Manufactured Homes	1.7
Equity Office	5.7
Equity Regional Malls	11.4
Equity Self Storage	4.2
Equity Shopping Centers	6.5
Equity Single Family Homes	4.0
Equity Specialty	2.3
Infrastructure REITs	7.2
Mortgage Commercial Financing	5.2
Mortgage Home Financing	5.9
Timber REITs	1.1
Short-Term Investment	0.6
Total	100.0%

* Does not include the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return
	Inception	Ended 10/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV[1]	10/28/2003	6.78%	9.42%	1.23%	4.58%
At Market Price[2]	10/28/2003	12.36%	11.13%	1.59%	3.88%
Index
FTSE NAREIT All Equity
REITs Index[3]		8.23%	10.05%	5.95%	9.96%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

Endnotes

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.

3	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

FTSE NAREIT All Equity REITs Index:

The index is a free float-adjusted, market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange or NASDAQ. Equity REITs include all tax qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments Real Estate Securities Income Fund Inc.
October 31, 2017

NUMBER OF SHARES		VALUE

Common Stocks 82.6%

Apartments 5.4%
189,300	Education Realty Trust, Inc.	$6,606,570	(a)
80,000	Mid-America Apartment Communities, Inc.	8,188,000	(a)
		14,794,570

Commercial Financing 7.6%
283,200	Blackstone Mortgage Trust, Inc. Class A	9,014,256	(a)
554,600	Starwood Property Trust, Inc.	11,929,446	(a)
		20,943,702

Data Centers 6.1%
74,800	CoreSite Realty Corp.	8,284,100	(a)
136,900	CyrusOne, Inc.	8,404,291	(a)
		16,688,391

Diversified 4.4%
314,900	Colony NorthStar, Inc. Class A	3,866,972	(a)
429,900	Lexington Realty Trust	4,350,588	(a)
53,700	Vornado Realty Trust	4,019,982	(a)
		12,237,542

Health Care 9.3%
393,666	Medical Properties Trust, Inc.	5,208,201	(a)
282,000	Omega Healthcare Investors, Inc.	8,138,520	(a)
103,500	Ventas, Inc.	6,494,625	(a)
84,100	Welltower, Inc.	5,631,336	(a)
		25,472,682

Home Financing 5.4%
187,200	AGNC Investment Corp.	3,768,336	(a)
979,000	Annaly Capital Management, Inc.	11,219,340	(a)
		14,987,676

Industrial 4.3%
70,650	Prologis, Inc.	4,562,577	(a)
265,000	STAG Industrial, Inc.	7,234,500	(a)
		11,797,077

Infrastructure 10.5%
86,100	American Tower Corp.	12,369,987	(a)
153,300	Crown Castle International Corp.	16,415,364	(a)
		28,785,351

See Notes to Financial Statements	6

Schedule of Investments Real Estate Securities Income Fund Inc. (cont’d)

NUMBER OF SHARES		VALUE

Lodging/Resorts 3.0%
141,000	LaSalle Hotel Properties	$3,977,610	(a)
147,500	Park Hotels & Resorts, Inc.	4,246,525	(a)
		8,224,135

Manufactured Homes 2.5%
76,000	Sun Communities, Inc.	6,859,760	(a)

Office 5.6%
40,000	Boston Properties, Inc.	4,847,200	(a)
205,680	Highwoods Properties, Inc.	10,499,964	(a)
		15,347,164

Real Estate Management & Development 3.6%
423,100	Brookfield Property Partners LP	9,862,461	(a)

Regional Malls 4.7%
265,300	CBL & Associates Properties, Inc.	2,079,952
56,600	Simon Property Group, Inc.	8,791,678	(a)
273,187	Washington Prime Group, Inc.	2,139,054
		13,010,684

Self Storage 2.6%
87,500	Extra Space Storage, Inc.	7,139,125	(a)

Shopping Centers 2.7%
410,400	Kimco Realty Corp.	7,452,864	(a)

Specialty 3.3%
92,865	EPR Properties	6,424,401	(a)
65,400	Iron Mountain, Inc.	2,616,000	(a)
		9,040,401

Timber 1.6%
120,900	Weyerhaeuser Co.	4,341,519	(a)
	Total Common Stocks (Cost $237,251,576)	226,985,104

Preferred Stocks 62.1%

Data Centers 2.5%
250,000	Digital Realty Trust, Inc., Ser. C, 6.63%	6,952,500

See Notes to Financial Statements	7

Schedule of Investments Real Estate Securities Income Fund Inc. (cont’d)

NUMBER OF SHARES		VALUE

Diversified 8.1%
194,139	Colony NorthStar, Inc., Ser. B, 8.25%	$4,993,255	(a)
16,212	Colony NorthStar, Inc., Ser. H, 7.13%	415,838
533,591	Colony NorthStar, Inc., Ser. I, 7.15%	13,633,250
125,000	Colony NorthStar, Inc., Ser. J, 7.13%	3,183,750
		22,226,093

Free Standing 1.2%
128,922	National Retail Properties, Inc., Ser. F, 5.20%	3,237,231	(a)

Home Financing 3.1%
325,000	Annaly Capital Management, Inc., Ser. F, 6.95%	8,580,000	(a)

Industrial 5.7%
100,000	PS Business Parks, Inc., Ser. U, 5.75%	2,523,000
255,500	Rexford Industrial Realty, Inc., Ser. A, 5.88%	6,464,150	(a)
75,000	STAG Industrial, Inc., Ser. B, 6.63%	1,920,750
175,000	STAG Industrial, Inc., Ser. C, 6.88%	4,681,250
		15,589,150

Lodging/Resorts 10.9%
379,000	Ashford Hospitality Trust, Inc., Ser. G, 7.38%	9,456,050	(a)
185,800	Eagle Hospitality Properties Trust, Inc., Ser. A, 8.25%	19	*(b)(c)
399,300	Pebblebrook Hotel Trust, Ser. D, 6.38%	10,266,003	(a)
192,000	Sunstone Hotel Investors, Inc., Ser. E, 6.95%	5,097,600	(a)
200,000	Sunstone Hotel Investors, Inc., Ser. F, 6.45%	5,112,000
		29,931,672

Office 2.7%
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,556,250

Regional Malls 11.8%
323,015	CBL & Associates Properties, Inc., Ser. D, 7.38%	7,972,010	(a)
185,000	CBL & Associates Properties, Inc., Ser. E, 6.63%	4,593,550
292,289	Pennsylvania Real Estate Investment Trust, Ser. C, 7.20%	7,687,201	(a)
227,439	Taubman Centers, Inc., Ser. J, 6.50%	5,731,463	(a)
255,000	Washington Prime Group, Inc., Ser. H, 7.50%	6,428,550
		32,412,774

Self Storage 3.5%
95,500	Public Storage, Ser. E, 4.90%	2,382,725	(a)
275,000	Public Storage, Ser. Y, 6.38%	7,287,500	(a)
		9,670,225

See Notes to Financial Statements	8

Schedule of Investments Real Estate Securities Income Fund Inc. (cont’d)

NUMBER OF SHARES		VALUE

Shopping Centers 6.8%
108,700	Cedar Realty Trust, Inc., Ser. B, 7.25%	$2,772,937	(a)
124,100	Cedar Realty Trust, Inc., Ser. C, 6.50%	3,127,320
250,000	DDR Corp., Ser. K, 6.25%	6,290,000	(a)
41,800	Kimco Realty Corp., Ser. K, 5.63%	1,055,868
120,225	Saul Centers, Inc., Ser. C, 6.88%	3,052,513
90,000	Urstadt Biddle Properties, Inc., Ser. G, 6.75%	2,355,300	(a)
		18,653,938

Single Family Homes 5.8%
100,000	American Homes 4 Rent, Ser. C, 5.50%	2,837,000	(a)
223,000	American Homes 4 Rent, Ser. D, 6.50%	5,985,320
40,000	American Homes 4 Rent, Ser. E, 6.35%	1,056,400
116,700	American Homes 4 Rent, Ser. F, 5.88%	3,005,025	(a)
120,900	American Homes 4 Rent, Ser. G, 5.88%	3,143,400	(a)
		16,027,145
Total Preferred Stocks (Cost $168,598,085)		170,836,978

Short-Term Investment 0.9%

Investment Company 0.9%
2,529,268	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96%
	(Cost $2,529,268)	2,529,268	(d)
Total Investments 145.6% (Cost $408,378,929)		400,351,350

Liabilities Less Other Assets (45.6)%		(125,416,961)

Net Assets Applicable to Common Stockholders 100.0%		$274,934,389

*	Non-income producing security.

(a)	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.

(b)	Defaulted security.

(c)	Illiquid security.

(d)	Represents 7-day effective yield as of October 31, 2017.

See Notes to Financial Statements	9

Schedule of Investments Real Estate Securities Income Fund Inc. (cont’d)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$226,985,104	$—	$—	$226,985,104
Preferred Stocks
Lodging/Resorts	29,931,653	19	—	29,931,672
Office	—	7,556,250	—	7,556,250
Other Preferred Stocks(a)	133,349,056	—	—	133,349,056
Total Preferred Stocks	163,280,709	7,556,269	—	170,836,978
Short-Term Investment	—	2,529,268	—	2,529,268
Total Investments	$390,265,813	$10,085,537	$—	$400,351,350

(a)	The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements	10

Statement of Assets and Liabilities

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
October 31, 2017
Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:
Unaffiliated issuers	$400,351,350
Cash	1,403,920
Dividends and interest receivable	366,143
Prepaid expenses and other assets	8,281
Total Assets	402,129,694

Liabilities
Loans payable (net of unamortized deferred offering costs of $63,993) (Note A)	124,936,007
Distributions payable—common stock	107,050
Payable to investment manager (Note B)	205,689
Payable for securities purchased	1,403,920
Payable to administrator (Note B)	85,704
Payable to directors	2,372
Interest payable (Note A)	299,032
Accrued expenses and other payables	155,531
Total Liabilities	127,195,305
Net Assets applicable to Common Stockholders	$274,934,389

Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$283,460,003
Distributions in excess of net investment income	(107,050)
Accumulated net realized gains (losses) on investments	(390,985)
Net unrealized appreciation (depreciation) in value of investments	(8,027,579)
Net Assets applicable to Common Stockholders	$274,934,389

Shares of Common Stock Outstanding ($0.0001 par value; 999,978,880 shares authorized)	47,419,670
Net Asset Value Per Share of Common Stock Outstanding	$5.80

* Cost of Investments	$408,378,929

See Notes to Financial Statements	11

Statement of Operations

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME
FUND INC.
For the Year Ended
October 31, 2017
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$21,951,306
Interest income-unaffiliated issuers	44,659
Foreign taxes withheld (Note A)	(16,207)
Total income	$21,979,758
Expenses:
Investment management fees (Note B)	2,480,146
Administration fees (Note B)	1,033,394
Audit fees	55,580
Basic maintenance expense (Note A)	17,501
Custodian and accounting fees	73,993
Insurance expense	14,859
Legal fees	79,562
Stockholder reports	86,568
Stock exchange listing fees	9,134
Stock transfer agent fees	22,886
Distributions to mandatory redeemable preferred shareholders and amortization of offering costs (Note A)	601,619
Directors’ fees and expenses	47,384
Interest expense (Note A)	3,583,096
Miscellaneous	212,432
Total expenses	8,318,154
Custodian out-of-pocket expenses refunded (Note F)	(60,916)
Total net expenses	8,257,238
Net investment income (loss)	$13,722,520

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Transactions in investment securities of unaffiliated issuers	83,889,365

Change in net unrealized appreciation (depreciation) in value of:

Investment securities of unaffiliated issuers	(82,037,860)
Net gain (loss) on investments	1,851,505
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$15,574,025

See Notes to Financial Statements	12

Statements of Changes in Net Assets

Neuberger Berman

	REAL ESTATE SECURITIES
	INCOME FUND INC.
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Increase (Decrease) in Net Assets Applicable
to Common Stockholders:

From Operations (Note A):
Net investment income (loss)	$13,722,520	$13,277,850
Net realized gain (loss) on investments	83,889,365	414,124
Change in net unrealized appreciation (depreciation) of investments	(82,037,860)	19,821,710
Net increase (decrease) in net assets applicable to
Common Stockholders resulting from operations	15,574,025	33,513,684

Distributions to Common Stockholders From (Note A):
Net investment income	(24,616,388)	(13,069,822)
Tax return of capital	—	(8,687,438)

From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with common tender offer (Note E)	(48,619,102)	—

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	(57,661,465)	11,756,424

Net Assets Applicable to Common Stockholders:
Beginning of year	332,595,854	320,839,430
End of year	$274,934,389	$332,595,854
Distributions in excess of net investment income at end of year	$(107,050)	$(184,352)

See Notes to Financial Statements	13

Statement of Cash Flows

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
For the Year Ended
October 31, 2017
Increase (Decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders
resulting from operations	$15,574,025
Adjustments to reconcile net increase in net assets applicable to
Common Stockholders resulting from operations to net
cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(305,643,173)
Proceeds from disposition of investment securities	361,814,489
Purchase/sale of short-term investment securities, net	3,106,908
Decrease in dividends and interest receivable	131,909
Decrease in prepaid expenses and other assets	9,694
Decrease in accumulated unpaid distributions on mandatory redeemable preferred shares	(88,889)
Increase in payable for securities purchased	1,403,920
Amortization of deferred offering costs	151,618
Increase in interest payable	69,849
Decrease in accrued expenses and other payables	(51,022)
Unrealized depreciation on securities	82,037,860
Net realized gain from investments	(83,889,365)
Net cash provided by (used in) operating activities	$74,627,823

Cash flows from financing activities:
Cash distributions paid on common stock	(24,604,801)
Payout for Common Stock redeemed via tender offers	(48,619,102)
Cash disbursements to Preferred Shares (Note A-9)	(25,000,000)
Cash receipts from loan	25,000,000
Net cash provided by (used in) financing activities	(73,223,903)
Net increase (decrease) in cash	1,403,920

Cash:
Beginning balance	0
Ending balance	$1,403,920
Supplemental disclosure
Cash paid for interest	$3,513,247

See Notes to Financial Statements	14

Notes to Financial Statements Real Estate Securities Income Fund Inc.

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments
●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and certain preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange (“NYSE”) is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5

Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2017, the Fund did not have any unrecognized tax positions.

At October 31, 2017, the cost for all long security positions and derivatives investments (if any) for U.S. federal income tax basis was $408,769,915. Gross unrealized appreciation of long security positions was $11,025,093 and gross unrealized depreciation of long security positions was $19,443,658 resulting in net unrealized depreciation of $8,418,565 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: non-taxable distributions from real estate investment trusts (“REITs”) and other underlying investments, non-deductible restructuring costs, expiration of capital loss carryforwards, distributions in excess, prior year partnership adjustments and partnership basis adjustments. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2017, the Fund recorded the following permanent reclassifications:

Accumulated
	Undistributed	Net Realized
	Net Investment	Gains/(Losses)
Paid-in Capital	Income/(Loss)	on Investments
$(134,786,339)	$10,971,170	$123,815,169

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

Distributions Paid From:
		Long-Term		Tax Return
Ordinary Income		Capital Gain		of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016
$25,066,388	$14,086,489	$—	$—	$—	$8,687,438	$25,066,388	$22,773,927

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation/	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$(8,418,565)	$—	$(107,049)	$(8,525,614)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and timing differences of distribution payments.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post- Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”).

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of October 31, 2017, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended October 31, 2017, the Fund utilized capital loss carryforwards of $83,970,394.

During the year ended October 31, 2017, the Fund had capital loss carryforwards expire of $124,097,109.

6	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7

Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on any preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2017 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2017, the Fund estimated these amounts for the period January 1, 2017 to October 31, 2017 within the financial statements because the 2017 information is not available from the REITs until after the Fund’s fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2017, the character of distributions, if any, paid to stockholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On October 31, 2017, the Fund declared a monthly distribution to common stockholders in the amount of $0.045 per share, payable on November 30, 2017 to stockholders of record on November 15, 2017, with an ex-date of November 14, 2017. Subsequent to October 31, 2017, the Fund declared a monthly distribution to common stockholders in the amount of $0.045 per share, payable on December 29, 2017 to stockholders of record on December 15, 2017, with an ex-date of December 14, 2017.

8

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9

Financial leverage: In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the “Old Facility”) with State Street Bank and Trust Company (“State Street”). In September 2011, the Fund amended the Old Facility to reduce its commitment size to $135 million and extend its term. In February 2012, August 2012 and August 2014, the Fund amended the Old Facility to extend its term.

In September 2014, the Fund simultaneously terminated the Old Facility and entered into a $125 million secured, committed five-year credit facility with State Street (the “New Facility”). Under the New Facility, State Street made a Term Loan of $75 million and committed to making revolving Libor Loans and Base Rate Loans of up to $50 million. The Fund used loans under the New Facility to repay outstanding loans of the Old Facility and to increase its leverage through borrowings.

Under the New Facility, interest on the Term Loan is charged at a fixed rate of 3.53% and is payable on the first day of each calendar quarter. Interest on Libor Loans is charged at an adjusted Libor rate and is payable (i) on the last day of the interest period in effect and (ii) in the event such interest period shall exceed three months, on the last day of each three month interval during such interest period. Interest on Base Rate Loans is charged at a rate per annum equal to the higher of (i) a rate per annum equal to an adjusted rate above the federal funds rate as in effect on that day, and (ii) the annual rate of interest announced from time to time by State Street as its “prime rate,” and is payable on the first day of each calendar month and on the termination date. The Fund has paid up front expenses in connection with the establishment and documentation of the New Facility, which are being amortized over the life of the New Facility. The expenses are included in the Interest expense line item that is reflected in the Statement of Operations.

The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the New Facility. This fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the New Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2017, there were $125 million in loans outstanding under the New Facility.

On September 26, 2012, pursuant to a Master Securities Purchase Agreement, the Fund issued 1,000 Mandatory Redeemable Preferred Shares, Series A (“MRPS”) in a private placement. The MRPS had an aggregate liquidation preference of $25 million and a mandatory redemption date of September 26, 2017. On April 12, 2017, the Fund redeemed all of its issued and outstanding MRPS at a redemption price equal to the liquidation value of $25,000 per share plus any accumulated but unpaid distributions. The MRPS redemption was funded by $25 million in borrowings under the revolving portion of the Fund’s New Facility.

10	Concentration of risk: Under normal market conditions, the Fund’s investments will be concentrated in income producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund’s common stock may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the stock of a fund not concentrated in the real estate industry.

11	Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

13	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, the Fund was required to provide the rating agency that rated its MRPS a report on a monthly basis verifying that the Fund was maintaining eligible assets having a discounted value equal to or greater than the MRPS Basic Maintenance Amount, which was a minimum level set by the rating agency as one of the conditions to maintain its rating on the MRPS. “Discounted value” refers to the fact that the rating agency required the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund paid a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS (prior to April 12, 2017) that were outstanding and borrowings under the New Facility (or Old Facility prior to September 2014) are not considered liabilities.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Prior to January 1, 2016, Neuberger Berman LLC was retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Directors of the Fund are also employees of Management.

Note C—Securities Transactions:

During the year ended October 31, 2017, there were purchase and sale transactions of long-term securities of $305,665,218 and $358,624,457, respectively.

During the year ended October 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

Transactions in common stock for the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Redemption of Common Stock (Note E)	(8,368,176)	—
Net Increase/(Decrease) in Common Stock Outstanding	(8,368,176)	—

Note E—Common Stock Tender Offer:

On July 25, 2016, the Fund announced: (i) the adoption of a conditional tender offer, pursuant to which it would conduct a tender offer for up to 15% of its outstanding shares of common stock at a price equal to 98% of its net asset value per share (“NAV”) if its common stock traded at an average daily discount to NAV of more than 10% during the period from December 31, 2015 through September 30, 2016 (the “2016 Measurement Period”); and (ii) a tender offer program under which the Fund would conduct two separate 12-week measurement periods during 2017 (the “Tender Offer Program”).

The average daily discount to NAV for the 2016 Measurement Period was 11.80%. As a result, the Fund conducted a tender offer that commenced on December 9, 2016 and expired at midnight on January 10, 2017 (one minute after 11:59 p.m. New York City Time on January 9, 2017). The Fund offered to purchase up to 15% of its outstanding shares of common stock at a price equal to 98% of its NAV determined on January 9, 2017. In accordance with the terms of the tender offer, since the tender offer was oversubscribed, the Fund purchased 15% of its outstanding shares of common stock on a pro-rata basis, after taking into account “odd lots” and with appropriate adjustment to avoid purchase of fractional shares of common stock, based on the number of shares properly tendered. The Fund purchased 8,368,176 shares of common stock at a purchase price of $5.81 per share, representing 98% of the NAV on January 9, 2017.

Under the Tender Offer Program, the Fund conducted two separate 12-week measurement periods during 2017. If the Fund’s common stock had traded at an average daily discount to NAV of greater than 10% during a 12-week measurement period, the Fund would have conducted a tender offer for at least 8% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV determined on the day the tender offer expires.

The first of the two measurement periods under the Tender Offer Program commenced on January 3, 2017 and ended on March 28, 2017. The average daily discount to NAV for this measurement period was -9.86% and, therefore, in accordance with the Tender Offer Program, the Fund did not conduct a tender offer.

The second measurement period under the Tender Offer Program commenced on July 10, 2017 and ended on October 2, 2017. The average daily discount to NAV for this measurement period was -6.99% and, therefore, in accordance with the Tender Offer Program, the Fund did not conduct a tender offer.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund’s custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended October 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$60,916	$5,207

Note G—Recent Accounting Pronouncements:

In December 2016, FASB issued Accounting Standards Update No. 2016-19, “Technical Corrections and Improvements” (“ASU 2016-19”). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

On August 26, 2016, FASB issued a new ASU No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The types of transactions addressed in ASU 2016-15 are debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance, distributions received from equity method investees, and beneficial interests in securitization transactions. The amendments also clarify how the predominance principle should be applied. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued a new ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows show the changes during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this guidance.

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2017		2016	2015	2014	2013
Common Stock Net Asset Value,
Beginning of Year	$5.96		$5.75	$6.10	$5.45	$5.18

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)@	0.28		0.24	0.16	0.26	0.19
Net Gains or Losses on Securities
(both realized and unrealized)	0.05		0.37	(0.15)	0.63	0.32
Total From Investment Operations
Applicable to Common Stockholders	0.33		0.61	0.01	0.89	0.51

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.51)		(0.24)	(0.36)	(0.24)	(0.24)
Tax Return of Capital	—		(0.16)	—	—	—
Total Distributions to Common Stockholders	(0.51)		(0.40)	—	—	—
Accretive Effect of Common Stock
Tender Offers	0.02		£—	—	—	—
Voluntary Contribution from Management	—		—	—	0.00	—
Common Stock Net Asset Value, End of Year	$5.80		$5.96	$5.75	$6.10	$5.45
Common Stock Market Value, End of Year	$5.53		$5.40	$5.08	$5.21	$4.71
Total Return, Common Stock Net Asset Value†	6.78%[b]		11.58%	1.19%	17.67%[a]	10.55%
Total Return, Common Stock Market Value†	12.36%[b]		14.43%	4.67%	16.29%[a]	8.29%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$274.9		$332.6	$320.8	$340.4	$303.9
Preferred Stock Outstanding,
End of Year (in millions)^	$—		$25.0	$25.0	$25.0	$25.0
Preferred Stock Liquidation Value Per Share^	$—		$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØØ	2.88%		2.68%	2.57%	2.09%	2.10%
Ratio of Net ExpensesØØ	2.86%[c]		2.68%	2.57%	2.09%	2.10	%Ø
Ratio of Net Investment Income (Loss)^	4.76%[c]		4.04%	2.67%	4.57%	3.50%
Portfolio Turnover Rate	74%		14%	18%	21%	8%
Asset Coverage Per Share, of
Preferred Stock, End of Year¢	$—		$357,685	$345,928	$365,519	$328,999
Loans Payable (in millions)	$124.9	ØØØ	$100	$100	$100	$80
Asset Coverage Per $1,000 of
Loans Payable¢¢	$3,201		$4,577	$4,459	$4,655	$5,112

See Notes to Financial Highlights	23

Notes to Financial Highlights

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost.

††	Income ratios include income earned on assets attributable to the MRPS (prior to April 12, 2017) outstanding.

^	On September 26, 2012, the Fund issued 1,000 MRPS, which were outstanding until April 12, 2017 (see Note A to Financial Statements).

ØØ	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Year Ended October 31,
2017	2016	2015	2014	2013
1.24%	0.96%	0.92%	0.43%	0.40%

Ø

Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

¢

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS (prior to April 12, 2017) and accumulated unpaid distributions on MRPS (prior to April 12, 2017)) from the Fund’s total assets and dividing by the number of MRPS outstanding.

¢¢

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS (prior to April 12, 2017), loans payable, accumulated unpaid distributions on MRPS (prior to April 12, 2017) and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

£

During the year ended October 31, 2017, the Fund conducted a tender offer of up to 15% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV per share. During the year ended October 31, 2017, final payment for the tender offer was made at $5.81 per share representing 98% of the NAV per share on January 9, 2017.

ØØØ

During the year ended October 31, 2017, the Fund adopted FASB’s Accounting Standards Update No. 2015-03. At October 31, 2017, the value of Loans Payable is being shown net of unamortized deferred offering costs of $63,993.

a	The voluntary contribution received in 2014 had no impact on the Fund’s total return for the year ended October 31, 2014.

b	The Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements had no impact on the Fund’s total return for the year ended October 31, 2017.

c

Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses to average net assets applicable to common stockholders and net investment income/(loss) to average net assets applicable to common stockholders would have been:

Ratio of Net	Ratio of Net
Expenses to Average	Investment Income/(Loss) to
Net Assets Applicable to	Average Net Assets Applicable
Common Stockholders	to Common Stockholders
Year Ended October 31, 2017	Year Ended October 31, 2017
2.88%	4.74%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Neuberger Berman Real Estate Securities Income Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Real Estate Securities Income Fund Inc., (the “Fund”) as of October 31, 2017, and the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Securities Income Fund Inc. at October 31, 2017, the results of its operations and its cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2017

Distribution Reinvestment Plan for the Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

Directory

Investment Manager and Administrator	Plan Agent
Neuberger Berman Investment Advisers LLC	American Stock Transfer & Trust Company, LLC*
1290 Avenue of the Americas	Plan Administration Department
New York, NY 10104-0002	P.O. Box 922
877.461.1899 or 212.476.8800	Wall Street Station
New York, NY 10269-0560
Custodian
State Street Bank and Trust Company	Overnight correspondence should be sent to:
One Lincoln Street	American Stock Transfer & Trust Company, LLC*
Boston, MA 02111	6201 15th Avenue
Brooklyn, NY 11219
Transfer Agent
American Stock Transfer & Trust Company, LLC*	Legal Counsel
6201 15th Avenue	K&L Gates LLP
Brooklyn, NY 11219	1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

*	Prior to June 13, 2017, Computershare, Inc. served as the Fund’s Transfer Agent and Plan Agent.

Directors and Officers

The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities). The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length		Funds in	Outside Fund Complex by
	of Time		Fund Complex	Director(3)
	Served(2)		Overseen by
Director

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length		Funds in	Outside Fund Complex by
	of Time		Fund Complex	Director(3)
	Served(2)		Overseen by
			Director

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2003	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

Director who is an “Interested Person”

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2006 and Vice President from 2006 to 2008	Managing Director, Neuberger Berman BD LLC (“Neuberger Berman”), since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length		Funds in	Outside Fund Complex by
	of Time		Fund Complex	Director(3)
	Served(2)		Overseen by
			Director

CLASS II

Independent Directors

Faith Colish (1935)	Director since 2003	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	6	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length		Funds in	Outside Fund Complex by
	of Time		Fund Complex	Director(3)
	Served(2)		Overseen by
			Director

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length		Funds in	Outside Fund Complex by
	of Time		Fund Complex	Director(3)
	Served(2)		Overseen by
Director

Tom D. Seip (1950)	Director since 2003; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length		Funds in	Outside Fund Complex by
	of Time		Fund Complex	Director(3)
	Served(2)		Overseen by
Director

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length		Funds in	Outside Fund Complex by
	of Time		Fund Complex	Director(3)
	Served(2)		Overseen by
			Director

Candace L. Straight (1947)	Director since 2003	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56	Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

James G. Stavridis (1955)	Director since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length		Funds in	Outside Fund Complex by
	of Time		Fund Complex	Director(3)
	Served(2)		Overseen by
Director

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Director since 2009	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.	55	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)	The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2018, 2019 and 2020, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*	Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Fund

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)
and Address(1)	and Length of
Time Served(2)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2003	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013	Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016	General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 – 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2003	Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)
and Address(1)	and Length of
Time Served(2)

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/ or administrator.

Anthony Maltese (1959)	Vice President since 2015	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005	Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)	Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Stockholders

An annual meeting of stockholders was held on September 7, 2017. Stockholders voted to elect four Class III Directors to serve until the annual meeting of stockholders in 2020, or until their successors are elected and qualified. Class I Directors (which include Robert Conti, Marc Gary, Michael M. Knetter and Peter P. Trapp) and the Class II Directors (which include Faith Colish, Michael J. Cosgrove, Deborah C. McLean, George W. Morriss and Tom D. Seip) continue to hold office until the annual meeting in 2018 and 2019, respectively.

To elect four Class III Directors to serve until the annual meeting of stockholders in 2020 or until their successors are elected and qualified.

Shares of Common and Preferred Stock

		Votes		Broker
	Votes For	Withheld	Abstentions	Non-Votes
Joseph V. Amato	41,311,950	1,272,497	—	—
Martha C. Goss	41,395,678	1,188,769	—	—
James G. Stavridis	41,419,776	1,164,671	—	—
Candace L. Straight	41,412,683	1,171,764	—	—

Board Consideration of the Management Agreement

On an annual basis, the Board of Directors (the “Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of Neuberger Berman Investment Advisers LLC (“Management”) (including its affiliates) or the Fund (“Independent Fund Directors”), considers whether to continue the Fund’s management agreement with Management (the “Agreement”). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management (“Independent Counsel”). At a meeting held on September 28, 2017, the Board, including the Independent Fund Directors, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and stockholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Directors, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board’s Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management’s business model.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board’s contract approval process and the material factors that the Board considered at its meetings regarding the renewals of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and Fund stockholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and Fund stockholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management and the types of benefits potentially derived from such services by Management, the Fund and other clients of Management. Moreover, the Board considered Management’s approach to potential conflicts of interest between the Fund’s investments and those of other funds or accounts managed by Management.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies and restrictions, as well as compliance with applicable law. In addition, the Board considered that Management has developed a leverage structure for the Fund tailored to its investment strategy and needs, has monitored the Fund’s ongoing compliance with legal and other restrictions associated with its leverage and has recommended changes in and/or amendments to the amount or structure of its leverage over time. The Board also considered that Management’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management’s processes for managing risk. It also noted Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs and business continuity programs, among other matters. In this regard, the Board noted that Management had recommended a change in the Fund’s transfer agent, had, following Board approval, overseen the transition during the last year to the new transfer agent and had conducted ongoing oversight of the new transfer agent. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund’s compliance structure through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board noted that Management assumes significant ongoing risks with respect to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about current trading issues, market liquidity and potential volatility, and considered the overall performance of Management in this context. The Board also noted that management actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to reduce the discount.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. The Board factored into its evaluation of the Fund’s performance and fees a consideration of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate-and long-term performance on both a market price and net asset value basis and relative to an appropriate benchmark index and the average net asset value performance of the composite peer group (constructed by the consulting firm) of closed-end investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Board discussed with Management the Fund’s performance and steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of the Fund during the period since the last contract renewal to discuss the Fund’s performance. The Board also considered Management’s responsiveness with respect to the lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund’s Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund’s underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund’s management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered the Fund’s total expense ratio.

The Board considered the Fund’s contractual management fee on Managed Assets (which include leverage proceeds) and the actual management fee on Managed Assets as a percentage of assets attributable to common stockholders as compared to the Fund’s peer group.

In concluding that the benefits accruing to Management and affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management’s reported expense categories. (The Board also reviewed data on Management’s profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels were still reasonable when calculated by these other methods. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management’s reported level of profitability, if any, on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board was aware of the additional expenses borne by common stockholders as a result of the Fund’s leveraged structure. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by any such accounts were lower than the fee rates paid by the Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board noted that there is little expectation that closed-end funds will show significant economies of scale, as these funds do not typically sell additional shares or materially increase total assets by materially increasing leverage. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board.

Fund Analysis

With regard to the investment performance of the Fund and the costs of the services provided to the Fund, the Board considered the following information. The peer groups referenced in this section are those identified by the consulting firm, as discussed above. The data used to provide the benchmark comparison was provided by Management. Comparisons of performance are on a net asset value basis, not a market price basis.

The Board considered that the Fund’s contractual management fee on Managed Assets was equal to the median, but the actual management fee on Managed Assets as a percentage of assets attributable to common stockholders was lower than the median. The Board considered that, as compared to its peer group, the Fund’s performance was higher than the median for the 1-year period, equal to the median for the 3-year period, and lower than the median for the 5 and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund’s performance was higher for the 1 and 5-year periods, but lower for the 3 and 10-year periods. In determining to renew the Management Agreement, the Board considered that the Fund has performed well compared to its peer group and its benchmark for the 1-year period, and that for the 1- and 3-year periods, the Fund also out-performed the average of the broad universe of leveraged closed-end real estate funds. The Board also considered that the Fund experienced strong year-to-date performance through August 31, placing it in the top quartile of its Broadridge and Morningstar peer groups for the period.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its stockholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; regarding the Fund’s underperformance, that it retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

H0650 12/17

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove and Deborah C. McLean.  Mr. Cosgrove and Ms. McLean are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $44,380 and $44,380 for the fiscal years ended 2016 and 2017, respectively.
 (b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
 (c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $11,200 and $11,200 for the fiscal years ended 2016 and 2017, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $11,200 and $11,200 for the fiscal years ended 2016 and 2017, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp.

Item 6. Schedule of Investments.
(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2017, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines.
NBIA’s guidelines adopt the voting recommendations of Glass Lewis.  NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NBIA and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
Steve S. Shigekawa is a Managing Director of NBIA. He has been a co-portfolio manager of the Registrant since 2008 and was an associate portfolio manger of the Registrant from 2005 to 2008. Prior to that, he was an analyst with the Firm covering REIT securities beginning in 2002.

Brian Jones, CFA, is a Managing Director of NBIA. He has been a co-portfolio manager of the Registrant since 2008. After joining the Firm in 1999, he was an associate analyst.

In 2003, he became an analyst covering REIT securities and was named an associate portfolio manager for separately managed accounts investing in REIT securities in 2007.
(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2017.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Steve S. Shigekawa
Registered Investment Companies*	2	504	-	-
Other Pooled Investment Vehicles**	7	355	-	-
Other Accounts***	26	243	1	0
Brian Jones
Registered Investment Companies*	2	504	-	-
Other Pooled Investment Vehicles**	7	355	-	-
Other Accounts***	26	243	1	0

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2017)
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
(a)(3) Compensation (as of October 31, 2017)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance, utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.
Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Plan (vesting over 3 years).

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In prior years, employees may have elected to have a portion of their contingent amounts delivered in the form of Neuberger Berman’s equity (either vested or unvested, depending on the terms of the plain for that year). Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

 (a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2017.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Steve S. Shigekawa	A
Brian Jones	A
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2017.
(b)	The Fund did not did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended October 31, 2017.
Item 13. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Real Estate Securities Income Fund Inc.
By: /s/ Robert Conti
        Robert Conti
Chief Executive Officer and President
Date: January 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: January 4, 2018

By:  /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 4, 2018